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/emblem/Swiss Bank Corporation

                                CREDIT AGREEMENT

                                 by and between

                  IAT AG, Aarestrasse 17, 5300 Vogelsang-Turgi
                   (hereinafter referred to as the "borrower")

                                       and

              Swiss Bank Corporation, Lowenstrasse 49, 8021 Zurich
                    (hereinafter referred to as the "bank").

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The bank grants the borrower a credit under the following conditions:


1.   Amount of the credit

     SFr 1,900,000.00 (one million, nine hundred thousand 00/100 Swiss francs)


2.   Purpose

     - to finance working capital

     - to handle import credits via our bank

     - to grant sureties and guarantees

3.   Utilization of the credit (under file No. P4-664'213)

3.1  SFr 700,000.00          like a current account in Swiss francs and/or up
                             to the equivalent of the limit in freely available, valid foreign currency

                             and

3.2  SFr 600,000.00          as loan 1 under loan account No. P4-664'213.2

                             and

3.3  SFr 600,000.00          as loan 2 under loan account No. P4-664'213.3.


4.   Conditions (presently and until further notice

4.1  When using it as a current account in Swiss francs

     Debit interest rate     5 1/2% p.a.

                             Credit Agreement by and between IAT AG,
                             Vogelsang-Turgi

                             and

                             Swiss Bank Corporation, 8021 Zurich
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     Credit commission       1/4% per quarter on the highest amount of the
                             credit utilized

4.2  When using it as a current account in valid foreign currency

     Debit interest will be charged at the market rate.

4.3  When using it as a loan

     5 1/2% p.a. net.

     This interest rate may be adjusted by the bank with advance notice of 30 days, effective at the end of the month.

4.4  When using it as a credit, for sureties and guarantees

     The commission shall be determined for each transaction individually.

     The bank reserves the right to adjust the interest rates and commissions to current conditions on the money and capital markets.

     Postage and charges shall be debited to the borrower.

5.   Sureties / formalities

5.1  Credit in current account

     - Joint guarantee of SFr 700,000.00 by Mr. Klaus D. Sippel, 5415 Nussbaumen, dated 6/9/93

     - Joint guarantee of SFr 700,000.00 by Mr. Cornelis Holthuizen, 8116 Wurenlos, dated 6/24/93

     - Joint guarantee of SFr 500,000.00 by Mr. Richard Suter, 8484 Weisslingen, dated 5/10/93

     - Joint guarantee of SFr 200,000.00 by Mr. Richard Suter, 8484 Weisslingen, dated 6/22/93

5.2  Loan 1

     - Joint guarantee of SFr 600,000.00 by Mr. Klaus D. Sippel, 5415 Nussbaumen, dated 12/21/93

     - Joint guarantee of SFr 600,000.00 by Mr. Richard Suter, 8484 Weisslingen, dated 12/21/93

5.2  Loan 2

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


                             Credit Agreement by and between IAT AG,
                             Vogelsang-Turgi

                             and

                             Swiss Bank Corporation, 8021 Zurich
--------------------------------------------------------------------------------

     - Joint guarantee of SFr 600,000.00 by Mr. Klaus D. Sippel, 5415 Nussbaumen, dated 2/11/94

     - Joint guarantee of SFr 600,000.00 by Mr. Richard Suter, 8484 Weisslingen, dated 2/11/94

     The notarized forms "Joint guarantee by persons," bearing authorized signatures, is on file at the bank.

6.   Statements of account

     Statements of account shall be issued quarterly, as of March 31, June 30, September 30 and December 31.

     Loan interest shall be payable quarterly and shall be debited to the pertinent current account.

7.   Cancellation

     The credit account may be cancelled by either party at any time, pursuant to Article 7 of the bank's general business conditions (AGB).

8.   Presentation of the balance sheet

     For the duration of the credit relationship, within 3 months from the close of the fiscal year the borrower shall send the annual audited balance sheet with the profit and loss account (individual and consolidated balances) including the auditor's report and enclosures, to the bank. Upon request, the borrower shall also give the bank explanations and additional information on individual items of the balance sheet and profit and loss account. The bank shall keep this information confidential.

9.   Additional conditions

     The bank's general business conditions are an integral component of this contract and are applicable unless they are amended by special stipulations in writing.

     During the entire credit relationship, the borrower shall not directly or indirectly secure any credits or other obligations of its affiliates or third parties by guarantees, sureties or similar instruments without approval from the bank.

     This contract is issued in five copies and replaces the one of the Swiss Bank Corporation, Aarau, of February 22, 1995. The borrower, the bank and the joint guarantors each receive one copy.

/signature/                                 Turgi, 2/13/96 [by hand]
IAT AG, Vogelsang-Turgi                     Place and date
(borrower)

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                             Credit Agreement by and between IAT AG,
                             Vogelsang-Turgi

                             and

                             Swiss Bank Corporation, 8021 Zurich
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/signature/                                 Baden, 2/23/96 [by hand]
Klaus D. Sippel, Nussbaumen                 Place and date
(joint guarantor)

/signature/                                 Turgi, 2/13/96 [by hand]
Cornelis Holthuizen, Wurenlos               Place and date
(joint guarantor)

/signature/                                 Weisslingen, 2/23/96
                                            [by hand]
Richard Suter, Weisslingen                  Place and date
(joint guarantor)

Swiss Bank Corporation
Companies and institutions
/signature/       /signature/
R. Lang           Ph. Hanni                 Zurich, February 5, 1996

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